UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

[Calvert International Equity Fund Annual Report]

and

[Calvert Capital Accumulation Fund Annual Report]

and

[Calvert International Opportunities Fund Annual Report]

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall
2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012
3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1
4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 6

Landmark Rules on Conflict Minerals

After a complicated and controversial two-year rulemaking process, the Securities and Exchange Commission (SEC) released final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502, which require companies to file and publish reports on their efforts to eliminate the use of “conflict minerals” that have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo (DRC).

Calvert played a leading role among investors during the rulemaking process and is pleased with the progress. However, the two- to four-year timeline for compliance and exclusion of mining companies from reporting requirements was disappointing. We will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require cars and light-duty trucks to reach the equivalent of 54.5 mpg by 2025. Experts estimate the new standards will reduce oil consumption by 12 billion barrels while saving consumers $1.7 trillion. The major U.S. automakers supported the new standards and have already begun incorporating them into future vehicles.

The higher standards should boost both the competitiveness of American automakers and U.S. policy efforts to mitigate climate change, since more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.1 Calvert has long advocated for higher standards in public testimony to Environmental Protection Agency, meetings with Obama administration officials, dialogues with the auto industry, and the media and will continue to do so.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion.

To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value. Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 7

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. In May, this meant voting against company compensation packages 34% of the time. This includes Gilead Sciences, Safeway, and Plains Exploration and Production, all of which rewarded CEOs with high pay in 2011 despite lackluster shareholder returns.

Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident by the company’s failed hedging strategy only reinforced our decision.

Other Shareholder Advocacy Efforts

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center. Six were voted upon by shareholders, including resolutions on: -- Board diversity at Urban Outfitters, which received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

-- Disclosure of water scarcity and pollution risks at Fossil, which received 31% support. As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

-- Sustainability reports at Gentex, which received 32% support. This supplier for the automotive, aerospace, and commercial fire protection industries currently provides no information on its efforts to manage resource efficiency and environmental impacts—despite increasing demands from its key clients for sustainability data.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 8

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of their client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives—with a specific focus on fair trade and organic farming.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.3 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 9

1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.
htm

2. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert
Foundation” or “Foundation”) Community Investment Notes represented the follow-
ing percentages of Fund net assets: Calvert Capital Accumulation Fund 0.51%, Calvert
International Equity Fund 1.29%, and Calvert Small Cap Fund 0.48%. The Calvert
Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community
Investment Note Program is not a mutual fund and should not be confused with any
Calvert Investments-sponsored investment product.

3. As of September 30, 2012, Ivy Capital All Life Insurance represented 0.02% of
Calvert Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented 0% of net assets in the
Fund: Gilead Sciences, Safeway, Plains Exploration and Production, JPMorgan Chase,
Urban Outfitters, Fossil, Gentex, Yahoo, Google, Microsoft and Facebook. Holdings are
subject to change.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 10

Investment Performance

Calvert International Equity Fund Class A shares (at NAV) gained 15.34% for the 12-month period ended September 30, 2012, outperforming the 14.17% return of the MSCI EAFE Investable Market Index due to strong stock selection.

Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some policy steps toward mitigation of the sovereign debt crisis in Europe provided support for equities worldwide during the fiscal year. Global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off their lows posted last fall, albeit on low volume.

For the trailing 12-month period, the Standard and Poor’s (S&P) 500, Russell 1000, and Russell 2000 Indices returned 30.20%, 30.06%, and 31.91% respectively. Negative headwinds from the eurozone and an economic slowdown in China led to a divergence in performance by international

CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	-1.24%	15.34%
Class B	-1.89%	13.93%
Class C	-1.76%	14.23%
Class I	-0.89%	16.16%
Class Y	-1.04%	15.80%

MSCI EAFE Investable
Market Index (IMI)	-0.45%	14.17%

Lipper International
Multi-Cap Growth
Funds Average	-0.72%	17.09%

TEN LARGEST	% of
STOCK HOLDINGS	Net Assets
adidas AG	2.3%
Novartis AG	2.1%
Check Point Software
Technologies Ltd.	2.0%
Pearson plc	1.9%
BG Group plc	1.9%
Canadian National Railway Co.	1.9%
Air Liquide SA	1.8%
Toyota Motor Corp.	1.8%
Kingfisher plc	1.6%
Reckitt Benckiser Group plc	1.6%
Total	18.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75%
front-end sales charge or any deferred sales charges.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 11

stocks with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

Value stocks slightly outperformed growth stocks during the fiscal year, and within the Russell 1000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged.

The U.S. economy continued to proceed on the path of gradual recovery. The U.S. corporate sector remained strong and provided some upside surprises for investors. The top-line numbers driven by the economic recovery were encouraging. Improvement in employment numbers were also a welcome, positive sign, though the decline in the unemployment rate was, unfortunately, primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to the especially accommodative monetary policy in the U.S., helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

The manufacturing sector continued to provide a boost to employment and the U.S. economy, but accelerating recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. GDP. Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. More recently, the service sector has been showing signs of improvement. Consumer spending patterns remained promising and consumer confidence, helped by strength in the housing market, a falling unemploy-

CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2012

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	19.5%
Consumer Staples	8.4%
Energy	5.0%
Financials	18.6%
Health Care	8.1%
Industrials	10.3%
Information Technology	7.8%
Limited Partnership Interest	0.7%
Materials	4.9%
Short-Term Investment	9.9%
Telecommunication Services	5.0%
Utilities	1.4%
Venture Capital	0.4%
Total	100%

ment rate, and improving equity markets, has also shown signs of improvement.

The U.S. housing market continued its bottoming-out process into early 2012 and showed significant improvement in the second and third quarters of 2012. With mortgage rates at record lows, housing activity picked up throughout the fiscal year. Housing can provide a positive surprise for the U.S. economy and equity markets through the powerful multiplier effect it can have on the consumer and, therefore, the economy.

The stance of the Federal Reserve (Fed) remained that it was ready to act should economic conditions in the U.S. deteriorate. This so-called “Bernanke put” provided support for U.S. equity markets throughout the fiscal year with investors believing the Fed would provide future liquidity injections in the event the economy faltered. A third round of quantitative easing (QE3)

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 12

materialized in September with the Federal Reserve’s Open Market Committee (FOMC) announcing an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market were seen. This came on top of the FOMC’s announcement earlier in the year to extend “Operation Twist” in an effort to further reduce long-term interest rates.

With global economic challenges keeping inflation in check, policymakers around the globe also continued their efforts toward easing monetary policies. On the flip side, the easing cycle has been inflating the balance sheets of the world’s six biggest central banks, which have more than doubled since 2006.

In the eurozone, the economic picture looked increasingly grim throughout the fiscal year, with peripheral economies firmly in a recessionary spiral and core economies coming under stress. Manufacturing in the region continued to fall deeper into contraction territory while consumer confidence in the eurozone reached its lowest level since early 2009 and the unemployment rate hit a record high.

As we anticipated, markets seemed to overestimate the efficacy of the policy action in Europe and underestimated the possibility of a more severe economic recession in the eurozone.

China cut its economic growth target from 8.0% to 7.5% during the first quarter of 2012, signaling the country’s need to transition from an export-driven to a more sustainable, consumer-driven, economic model. Nevertheless, the Chinese economy continued to decelerate during the fiscal year as foreign direct investment (FDI), one of the major drivers of economic growth in China, continued to decline and China’s HSBC Manufacturing Purchasing Managers Index (PMI) was in contraction territory for 11 consecutive months as exports continued to weaken.

A slower inflation trend allowed the Chinese government to reposition its economic policy from contractionary for most of 2011 to stimulative. A hard landing in China is not out of the question and could significantly impact global growth while making the overall macroeconomic backdrop riskier for the next several quarters.

Portfolio Strategy

The Fund is based upon a multi-manager approach with allocations managed by each of the two sub-advisors, Thornburg Investment Management and Martin Currie Inc., as well as the advisor, Calvert Investment Management, Inc., with the latter also overseeing the general strategy and overall allocations to the managers.

On a Fund level, stock selection drove performance, particularly in the Consumer Discretionary and Industrials sectors. Stock selection was largely positive across all sectors with the exception of Financials. Names like Canadian National Railway, Assa Abloy, Natura Cosmeticos, and adidas Group were top contributors to Fund performance for the reporting period.

Sector allocation was an overall detractor from performance. The Fund’s underweight to Financials and the beverage industry detracted most significantly, while the Fund’s

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 13

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.82%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 14

underweight position in Utilities was an offsetting lift. Country allocation was also a positive contributor, driven primarily by an underweight position in Japan, which added 1.60 percentage points of relative return.

Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months. However, once we have more visibility into the “fiscal cliff” scenarios, market participants may feel better about investing in risky assets for the long term.

We see continued challenges in the global macro backdrop leaving equity markets vulnerable to negative news, especially given that most of the positive catalysts are out and the markets had a healthy run through September 30, 2012. Any negative news from Europe or China or a soft earnings season in the United States. will likely trigger a risk aversion trade.

October 2012

As of September 30, 2012, the following holdings accounted for the following percentages of Fund net assets: Canadian National Railway 0.92%, Assa Abloy 1.00%, Natura Cosmeticos 1.28%, and adidas Group 2.13%. Holdings are subject to change.

CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	9.87%
Five year	-10.18%
Ten year	3.85%

CLASS B SHARES	(with max. load)
One year	8.93%
Five year	-10.51%
Ten year	3.19%

CLASS C SHARES	(with max. load)
One year	13.23%
Five year	-10.09%
Ten year	3.45%

CLASS I SHARES
One year	16.16%
Five year	-8.62%
Ten year	5.15%

CLASS Y SHARES*
One year	15.80%
Five year	-8.99%
Ten year	4.53%

* Calvert International Equity Fund first offered Class Y Shares on October 31, 2008.

Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 16

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$987.60	$8.97
Hypothetical	$1,000.00	$1,015.98	$9.10
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$981.10	$14.71
Hypothetical	$1,000.00	$1,010.15	$14.93
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$982.40	$13.39
Hypothetical	$1,000.00	$1,011.50	$13.58
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$991.10	$5.30
Hypothetical	$1,000.00	$1,019.68	$5.38
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$989.60	$6.93
Hypothetical	$1,000.00	$1,018.04	$7.03
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.80%, 2.97%, 2.70%, 1.06%, and 1.39% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc.
and Shareholders of Calvert International Equity Fund:

We have audited the accompanying statement of net assets of Calvert International Equity Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Equity Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 18

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 94.4%	SHARES	VALUE
Australia - 1.0%
Amcor Ltd. (ADR)	3,181	$101,926
QR National Ltd.	442,455	1,567,236
Santos Ltd.	91,149	1,075,576
Sims Metal Management Ltd. (ADR)	36,251	358,885
		3,103,623

Austria - 0.0%
Erste Group Bank AG (ADR)*	5,237	57,188
Telekom Austria AG (ADR)	271	3,862
Verbund AG (ADR)	507	2,119
		63,169

Belgium - 0.0%
Ageas (ADR)	205	4,891
Delhaize Group SA (ADR)	2,364	91,156
		96,047

Brazil - 2.8%
BM&FBOVESPA SA	122,893	742,290
Itau Unibanco Holding SA (ADR)	239,200	3,654,976
Natura Cosmeticos SA	157,199	4,282,454
		8,679,720

Canada - 5.5%
Canadian National Railway Co.:
New York Exchange	16,907	1,491,704
Toronto Exchange	66,724	5,900,199
Cenovus Energy, Inc.	80,300	2,800,603
EnCana Corp. New York Exchange	29,499	646,618
Potash Corporation of Saskatchewan, Inc.	101,544	4,409,041
Suncor Energy, Inc.:
New York Exchange	6,475	212,704
Toronto Exchange	46,600	1,531,938
		16,992,807

China - 0.5%
China Merchants Bank Co. Ltd	911,915	1,533,569

Denmark - 1.5%
Danske Bank A/S (ADR)*	15,792	140,075
H Lundbeck A/S (ADR)*	3,480	63,858
Novo Nordisk A/S, Series B	28,742	4,542,789
Novozymes A/S (ADR)	1,844	51,171
		4,797,893

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Finland - 0.1%
Metso Oyj (ADR)	420	$15,099
Nokia Oyj (ADR)	7,964	20,468
Sampo Oyj (ADR)	6,861	105,865
		141,432

France - 9.1%
Air France-KLM (ADR)*	2,564	16,492
Air Liquide SA	46,511	5,767,635
Air Liquide SA (ADR)	8,449	209,704
AXA SA (ADR)	18,230	271,627
BNP Paribas SA (ADR)	7,862	186,408
Cap Gemini SA (ADR)	207	4,368
Carrefour SA (ADR)	27,123	111,475
Cie Generale des Etablissements Michelin	51,079	4,003,384
Cie Generale d’Optique Essilor International SA (ADR)	1,395	65,760
Credit Agricole SA (ADR)*	33,364	113,137
Danone SA	70,666	4,352,878
Danone SA (ADR)	27,083	331,767
Dassault Systemes SA	17,521	1,841,788
L’Oreal SA (ADR)	4,044	99,887
Publicis Groupe	86,900	4,865,728
Sanofi SA	36,379	3,103,356
Sanofi SA (ADR)	11,115	478,612
Schneider Electric SA	33,923	2,008,681
Schneider Electric SA (ADR)	11,305	133,738
Suez Environnement Co. (ADR)	1,758	9,792
Valeo SA (ADR)	5,507	127,102
Veolia Environnement SA (ADR)	21,929	237,272
		28,340,591

Germany - 9.7%
adidas AG	86,947	7,136,534
Aixtron SE (ADR)	23,607	312,085
Allianz SE	21,736	2,587,519
Allianz SE (ADR)	70,176	832,989
Brenntag AG	12,313	1,576,751
Celesio AG (ADR)	942	3,288
Commerzbank AG (ADR)*	999	1,768
Continental AG	19,166	1,877,700
Continental AG (ADR)	61	6,010
Deutsche Bank AG	31,100	1,229,348
Deutsche Post AG (ADR)	7,514	147,500
Henkel AG & Co. KGaA	24,363	1,590,295
K+S AG (ADR)	1,685	41,805
Kabel Deutschland Holding AG*	46,200	3,297,259
Merck KGaA (ADR)	345	14,141
ProSiebenSat.1 Media AG, Preferred	58,863	1,483,710
SAP AG	57,535	4,076,640
SAP AG (ADR)	17,919	1,278,162
Volkswagen AG, Preferred	13,307	2,428,597
Volkswagen AG (ADR), Preferred	9,371	343,541
		30,265,642

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Greece - 0.0%
National Bank of Greece SA (ADR)*	49,475	$118,740

Hong Kong - 3.7%
AIA Group Ltd.	645,700	2,394,088
Bank of East Asia Ltd. (ADR)	3,753	13,699
China Merchants Holdings International Co. Ltd.	914,000	2,823,080
City Telecom HK Ltd. (ADR)	58,461	273,013
Esprit Holdings Ltd. (ADR)	62,073	190,564
Hang Lung Properties Ltd. (ADR)	67,965	1,151,327
Hang Seng Bank Ltd. (ADR)	1,110	16,905
Hong Kong Exchanges and Clearing Ltd.	209,546	3,164,519
Hong Kong Exchanges and Clearing Ltd. (ADR)	3,389	50,733
Johnson Electric Holdings Ltd. (ADR)	1,074	6,884
Li & Fung Ltd. (ADR)	22,086	66,258
PCCW Ltd. (ADR)	2,456	10,168
SJM Holdings Ltd.	681,000	1,478,974
		11,640,212

Indonesia - 0.5%
Bank Mandiri Persero Tbk PT	1,904,500	1,631,860

Ireland - 2.2%
Accenture plc	35,200	2,465,056
Covidien plc	38,400	2,281,728
Experian plc (ADR)	11,240	187,708
Kerry Group plc	37,457	1,919,116
WPP plc (ADR)	667	45,443
		6,899,051

Israel - 2.0%
Check Point Software Technologies Ltd.*	129,231	6,223,765

Italy - 0.6%
Intesa Sanpaolo SpA (ADR)	10,926	98,443
Prysmian SpA	92,657	1,653,513
		1,751,956

Japan - 12.2%
Advantest Corp. (ADR)	4,514	58,366
Aeon Co. Ltd. (ADR)	3,305	37,611
Asahi Glass Co. Ltd. (ADR)	24,499	161,694
Astellas Pharma, Inc	37,900	1,928,561
Canon, Inc	28,100	899,763
Canon, Inc. (ADR)	30,411	973,456
Dai Nippon Printing Co. Ltd. (ADR)	22,230	152,720
Daiwa House Industry Co. Ltd. (ADR)	489	70,660
Denso Corp. (ADR)	6,160	96,897
Eisai Co. Ltd. (ADR)	254	11,460
FANUC Corp	21,761	3,513,262
Fujitsu Ltd. (ADR)	11,218	209,216
Honda Motor Co. Ltd. (ADR)	36,718	1,134,586
KDDI Corp.	41,200	3,204,209
Konami Corp. (ADR)	2,378	53,838

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 21

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Kubota Corp. (ADR)	7,329	$370,261
Lawson, Inc	21,600	1,663,244
Mitsubishi Estate Co. Ltd.	101,000	1,936,525
Mitsui Fudosan Co. Ltd	101,256	2,031,098
Mizuho Financial Group, Inc. (ADR)	201,536	650,961
MS&AD Insurance Group Holdings (ADR)	34,938	298,021
Nippon Yusen KK (ADR)	89,927	308,450
Nissan Motor Co. Ltd. (ADR)*	51,937	884,357
Nitto Denko Corp. (ADR)	15,966	375,680
Nomura Holdings, Inc. (ADR)	161,596	575,282
NSK Ltd. (ADR)	1,607	18,497
NTT DoCoMo, Inc	857	1,392,405
ORIX Corp	15,890	1,598,789
ORIX Corp. (ADR)	7,678	384,745
Panasonic Corp. (ADR)	77,651	510,167
Sega Sammy Holdings, Inc. (ADR)	6,279	29,637
Seiko Epson Corp. (ADR)	9,704	29,209
Sekisui House Ltd.	191,000	1,899,705
Sharp Corp. (ADR)	27,019	67,548
Sony Corp.	51,400	606,219
Sony Corp. (ADR)	38,955	455,773
Sumitomo Mitsui Trust Holdings, Inc. (ADR)	40,720	118,495
Tokyo Gas Co. Ltd.	389,118	2,147,340
Toyota Motor Corp.	144,882	5,652,480
Toyota Motor Corp. (ADR)	17,903	1,405,565
		37,916,752

Luxembourg - 1.0%
Nielsen Holdings NV*	105,400	3,159,892

Mexico - 0.6%
FINAE, Series D, Preferred (b)(i)*	1,962,553	237,661
Grupo Financiero Banorte SAB de CV	262,200	1,482,732
		1,720,393

Netherlands - 2.7%
ASML Holding NV	2,469	132,536
BE Semiconductor Industries NV	4,208	28,951
Gemalto NV	15,856	1,395,426
ING Groep NV (CVA)*	246,482	1,948,631
Koninklijke Philips Electronics NV	45,962	1,077,809
PostNL NV (ADR)*	15,105	52,867
TNT Express NV (ADR)	13,119	137,094
Yandex NV*	93,700	2,259,107
Ziggo NV	43,049	1,464,235
		8,496,656

Norway - 1.3%
DnB ASA	159,611	1,955,966
Petroleum Geo-Services ASA	105,666	1,745,571
Yara International ASA (ADR)	8,545	426,823
		4,128,360

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 22

EQUITY SECURITIES - cont’d	SHARES	VALUE
Philippines - 0.6%
Philippine Long Distance Telephone Co. (ADR)	29,053	$1,917,789

Portugal - 0.1%
Portugal Telecom SGPS SA (ADR)	29,155	144,609

Singapore - 0.7%
City Developments Ltd. (ADR)	479	4,608
Oversea-Chinese Banking Corp. Ltd	252,830	1,925,656
Singapore Telecommunications Ltd. (ADR)	11,258	292,145
		2,222,409

South Africa - 1.4%
African Bank Investments Ltd. (ADR)	169	3,346
Aspen Pharmacare Holdings Ltd.*	118,131	2,037,417
Clicks Group Ltd.*	238,800	1,667,028
MTN Group Ltd. (ADR)	21,938	424,500
Nedbank Group Ltd. (ADR)	3,939	86,658
Tiger Brands Ltd. (ADR)	1,994	65,383
		4,284,332

Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA (ADR)	43,088	333,932
Banco Santander SA (ADR)	74,002	552,055
International Consolidated Airlines Group SA (ADR)*	678	8,048
		894,035

Sweden - 4.1%
Assa Abloy AB, Series B	103,400	3,356,560
Atlas Copco AB	70,045	1,634,956
Atlas Copco AB (ADR)	2,340	55,130
Hennes & Mauritz AB, B Shares	116,454	4,046,288
SKF AB (ADR)	650	14,063
Svenska Cellulosa AB (ADR)	3,578	66,329
Svenska Handelsbanken AB	99,100	3,713,402
		12,886,728

Switzerland - 5.5%
Adecco SA (ADR)*	277	6,576
Compagnie Financiere Richemont SA	33,600	2,016,000
Credit Suisse Group AG (ADR)	33,797	714,807
Julius Baer Group Ltd.*	72,413	2,526,751
Nobel Biocare Holding AG (ADR)*	495	2,445
Novartis AG	105,005	6,428,764
Roche Holding AG (ADR)	39,128	1,838,625
STMicroelectronics NV	16,908	91,303
Swatch Group AG, Bearer Shares	7,300	2,913,787
Zurich Insurance Group AG (ADR)*	18,785	470,189
		17,009,247

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 23

EQUITY SECURITIES - cont’d	SHARES	VALUE
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	121,600	$1,923,712

Thailand - 0.6%
Kasikornbank PCL	309,700	1,836,266

United Kingdom - 21.9%
Aon plc	34,600	1,809,234
ARM Holdings plc	162,806	1,510,172
Aviva plc (ADR)	17,740	184,673
Barclays plc (ADR)	20,253	280,909
BG Group plc (s)	294,893	5,946,517
BG Group plc (ADR)	42,482	862,385
British Land Co. plc (ADR)	543	4,502
British Sky Broadcasting Group plc	152,978	1,834,840
BT Group plc (ADR)	27,414	1,019,801
Bunzl plc (ADR)	631	56,588
Capita plc	151,344	1,890,927
Centrica plc	312,006	1,649,909
Centrica plc (ADR)	9,287	195,863
GlaxoSmithKline plc	117,049	2,695,454
HSBC Holdings plc	376,775	3,484,594
HSBC Holdings plc (ADR)	22,325	1,037,220
Inmarsat plc	199,779	1,901,472
J Sainsbury plc (ADR)	7,617	169,554
Johnson Matthey plc	46,528	1,811,180
Johnson Matthey plc (ADR)	134	10,496
Kingfisher plc	1,153,187	4,914,968
Legal & General Group plc (ADR)	608	6,408
Man Group plc (ADR)	39,306	52,670
Old Mutual plc (ADR)	895	19,644
Pearson plc	307,583	6,003,933
Persimmon plc	161,493	1,976,048
Petrofac Ltd.	71,634	1,843,181
Prudential plc	166,759	2,156,160
Prudential plc (ADR)	60,796	1,580,696
Reckitt Benckiser Group plc	84,817	4,877,874
Reckitt Benckiser Group plc (ADR)	18,380	210,635
Rexam plc	165,949	1,164,266
Royal Bank of Scotland Group plc*	210,550	872,924
Sage Group plc (ADR)	7,701	157,254
Smith & Nephew plc (ADR)	15,944	878,833
Spirax-Sarco Engineering plc	22,945	773,981
SSE plc (ADR)	18,076	408,518
Tate & Lyle plc	138,435	1,486,217
Tesco plc	415,586	2,225,805
Tesco plc (ADR)	44,802	724,896
Unilever plc (ADR)	44,310	1,618,201
United Utilities Group plc (ADR)	4,302	100,022
Vodafone Group plc	1,451,777	4,116,076
Vodafone Group plc (ADR)	23,339	665,045
Willis Group Holdings plc	31,900	1,177,748
		68,368,293

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 24

EQUITY SECURITIES - cont’d	SHARES	VALUE
United States - 1.6%
ACCO Brands Corp.*	14,679	$95,267
Bristol-Myers Squibb Co.	25,205	850,669
H.J. Heinz Co	29,200	1,633,740
MeadWestvaco Corp	44,502	1,361,761
Powerspan Corp.:
Series A, Convertible Preferred (b)(i)*	45,455	—
Series B, Convertible Preferred (b)(i)*	20,000	—
Series C, Convertible Preferred (b)(i)*	239,764	—
Series D, Convertible Preferred (b)(i)*	45,928	—
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	—
Pricesmart, Inc.	10,028	759,320
Sealed Air Corp	26,185	404,820
		5,105,577

Total Equity Securities (Cost $277,782,148)		294,295,127

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.8%	BASIS
Balkan Financial Sector Equity Fund CV (b)(i)*	$587,411	523,175
Blackstone Cleantech Venture Partners (b)(i)*	64,896	47,330
China Environment Fund 2004 (b)(i)*	-	324,950
Emerald Sustainability Fund I (b)(i)*	441,425	294,571
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	318,510
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	347,969	569,717
SEAF India International Growth Fund (b)(i)*	346,209	280,391
ShoreCap International LLC (b)(i)*	-	186,502
Terra Capital (b)(i)*	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $2,657,500)		2,545,147

VENTURE CAPITAL DEBT	PRINCIPAL
OBLIGATIONS - 0.2%	AMOUNT
FINAE:
Note I, 6.50%, 12/10/15 (b)(i)	250,000	250,000
Note II, 6.50%, 2/29/16 (b)(i)	500,000	500,000
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	11,056	2,764
Windhorse International-Spring Health Water Ltd., 8.00%, 3/13/13 (b)(i) 70,000		70,000

Total Venture Capital Debt Obligations (Cost $831,056)		822,764

HIGH SOCIAL IMPACT INVESTMENTS - 1.4%
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14 (b)(i)(r)	4,431,583	4,313,969

Total High Social Impact Investments (Cost $4,431,583)		4,313,969

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 25

PRINCIPAL
TIME DEPOSIT - 10.6%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.113%, 10/1/12	$33,082,395	$33,082,395

Total Time Deposit (Cost $33,082,395)		33,082,395

TOTAL INVESTMENTS (Cost $318,784,682) - 107.4%		335,059,402
Other assets and liabilities, net - (7.4%)		(23,204,801)
NET ASSETS - 100%		$311,854,601

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 13,613,546 shares outstanding		$310,238,153
Class B: 302,101 shares outstanding		10,644,007
Class C: 1,359,397 shares outstanding		33,698,755
Class I: 6,970,052 shares outstanding		153,365,461
Class Y: 528,830 shares outstanding		7,742,740
Undistributed net investment income		2,995,904
Accumulated net realized gain (loss) on investments and foreign currency transactions		(223,084,584)
Net unrealized appreciation (depreciation) on investments, foreign
currencies,and assets and liabilities denominated in foreign currencies		16,254,165

NET ASSETS		$311,854,601

NET ASSET VALUE PER SHARE
Class A (based on net assets of $183,587,896)		$13.49
Class B (based on net assets of $3,607,055)		$11.94
Class C (based on net assets of $15,921,608)		$11.71
Class I (based on net assets of $101,203,366)		$14.52
Class Y (based on net assets of $7,534,676 )		$14.25

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 26

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 6/27/12	$587,411
Blackstone Cleantech Venture Partners LP	7/29/10 - 8/10/12	64,896
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14	7/1/11	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Sustainability Fund I LP	7/19/01 - 5/17/11	441,425
FINAE:
Series D, Preferred	2/28/11	252,686
Note I, 6.50%, 12/10/15	12/10/10	250,000
Note II, 6.50%, 2/29/16	2/24/11	500,000
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/22/06	11,056
Powerspan Corp.:
Series A, Convertible Preferred	8/20/97	250,000
Series B, Convertible Preferred	10/5/99	200,000
Series C, Convertible Preferred	12/21/04 - 6/12/08	273,331
Series D, Convertible Preferred	6/20/08	157,996
Series D, Preferred Warrants (strike price
$3.44/share, expires 12/31/12)	12/5/07 - 6/20/08	-
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 8/26/11	347,969
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	346,209
ShoreCap International LLC, LP	8/12/04 - 12/15/08	-
Terra Capital LP	11/23/98 - 3/14/06	469,590
Windhorse International-Spring Health Water Ltd.,
8.00%, 3/13/13	9/13/11 - 7/10/12	70,000

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 27

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 2.5% of net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 135,000 shares of BG Group plc have been soft segregated in order to cover outstanding commitments to certain limited partnerships investments within the Fund. There are no restrictions on the trading of this security.

(w) Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of September
30, 2012 totaled $166.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 28

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $628,682)	$8,262,769
Interest income	119,448
Total investment income	8,382,217

Expenses:
Investment advisory fee	2,265,331
Transfer agency fees and expenses	668,530
Administrative fees	872,048
Distribution Plan expenses:
Class A	451,192
Class B	41,151
Class C	163,509
Directors’ fees and expenses	37,826
Custodian fees	207,618
Registration fees	67,787
Reports to shareholders	165,019
Professional fees	36,111
Miscellaneous	63,536
Total expenses	5,039,658
Reimbursement from Advisor:
Class A	(66,615)
Class B	(8,690)
Class C	(4,504)
Class I	(29,563)
Class Y	(5,082)
Fees paid indirectly	(101)
Net expenses	4,925,103

NET INVESTMENT INCOME	3,457,114

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(15,183,849)
Foreign currency transactions	(391,815)
(15,575,664)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	56,135,558
Assets and liabilities denominated in foreign currencies	52,620
56,188,178

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,612,514

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,069,628

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$3,457,114	$4,177,788
Net realized gain (loss)	(15,575,664)	1,597,366
Change in unrealized appreciation (depreciation)	56,188,178	(54,531,070)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,069,628	(48,755,916)

Distributions to shareholders from:
Net investment income:
Class A shares	(2,117,749)	(655,710)
Class C shares	(14,293)	—
Class I shares	(1,414,874)	(542,675)
Class Y shares	(79,164)	(3,993)
Total distributions	(3,626,080)	(1,202,378)

Capital share transactions:
Shares sold:
Class A shares	25,698,704	37,038,781
Class B shares	17,463	95,958
Class C shares	994,621	1,483,373
Class I shares	20,757,214	31,388,444
Class Y shares	1,229,161	8,008,040
Reinvestment of distributions:
Class A shares	1,891,096	608,387
Class C shares	11,391	—
Class I shares	1,274,329	483,830
Class Y shares	35,166	419
Redemption fees:
Class A shares	6,002	4,506
Class C shares	15	249
Class I shares	—	669
Class Y shares	14	6
Shares redeemed:
Class A shares	(41,319,982)	(79,188,924)
Class B shares	(1,476,972)	(1,646,677)
Class C shares	(3,469,843)	(4,408,325)
Class I shares	(23,295,875)	(14,266,871)
Class Y shares	(2,119,332)	(1,831,646)
Total capital share transactions	(19,766,827)	(22,229,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,676,721	(72,188,075)

NET ASSETS
Beginning of year	291,177,880	363,365,955
End of year (including undistributed net investment income
of $2,995,904 and $3,608,275, respectively)	$311,854,601	$291,177,880

See notes to financial statements. www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 30

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	2,002,914	2,582,076
Class B shares	1,516	7,466
Class C shares	88,845	119,086
Class I shares	1,510,443	2,086,100
Class Y shares	90,952	527,710
Reinvestment of distributions:
Class A shares	156,677	42,634
Class C shares	1,079	—
Class I shares	98,632	31,789
Class Y shares	2,767	28
Shares redeemed:
Class A shares	(3,233,923)	(5,606,048)
Class B shares	(129,393)	(130,029)
Class C shares	(308,966)	(353,754)
Class I shares	(1,656,401)	(929,886)
Class Y shares	(158,957)	(125,742)
Total capital share activity	(1,533,815)	(1,748,570)

See notes to financial statements.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 31

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund, except Special Equities investments, to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties. Special Equities investments, as described in the Fund’s prospectus and statement of additional informa-tioin, are fair valued by the Board’s Special Equities Committee.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 32

which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 33

are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or with respect to Special Equities investments, by the Special Equities Committee using the venture capital methodologies described above.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ sig-

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 34

nificantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $7,919,541, or 2.5% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS

Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$294,057,466	—	—	$294,057,466	**
Other debt obligations	—	$37,396,364	—	37,396,364
Venture capital	—	—	$$3,605,572	3,605,572

TOTAL	$294,057,466	$37,396,364	$$3,605,572	$335,059,402

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

** Exclusive of $237,661 venture capital equity shown in venture capital heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	VENTURE CAPITAL	TOTAL
Balance as of 9/30/11	$8,898,945	$8,898,945
Accrued discounts/premiums	-	-
Realized gain (loss)	22,504	22,504
Change in unrealized appreciation (depreciation)	(49,433)	(49,433)
Purchases	61,812	61,812
Sales	(1,014,287)	(1,014,287)
Transfers in and/or out of Level 3[1]	(4,313,969)[2]	(4,313,969)
Balance as of 9/30/12	$3,605,572	$3,605,572

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($49,433). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 35

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 36

whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $191,299 was payable at year end. In addition, $106,673 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class B shares for expenses of $8,690 for the year ended September 30, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C, and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $73,190 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agree-

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 37

ment, $53,949 was payable at year end.

CID received $21,935 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $151,840 for the year ended September 30, 2012. Under the terms of the agreement, $9,954 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c) (3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $126,001,180 and $147,283,631, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($90,728,857)
30-Sep-18	(105,942,268)
30-Sep-19	(10,386,632)

NO EXPIRATION DATE
Short-term	($8,674,523)
Long-term	(6,652,588)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-encactment taxable years can be utilized until expiration.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 38

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$3,626,080	$1,202,378
Total	$3,626,080	$1,202,378

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$36,568,165
Unrealized (depreciation)	(21,037,422)
Net unrealized appreciation/(depreciation)	$15,530,743

Undistributed ordinary income	$3,040,165
Capital loss carryforward	($222,384,868)

Federal income tax cost of investments	$319,528,659

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, passive foreign investment companies, and partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships, and passive foreign investment companies.

Undistributed net investment income	($443,405)
Accumulated net realized gain (loss)	444,808
Paid-in capital	(1,403)

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 39

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

AFFILIATES	COST	VALUE
gNet Defta Development Holdings LLC, LP	$400,000	$318,510
SEAF Central & Eastern European Growth Fund LLC, LP	347,969	569,717
TOTALS	$747,969	$888,227

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE G — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $344,309 at September 30, 2012.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 40

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$11.84	$13.88	$13.83
Income from investment operations:
Net investment income	.12	.15	.06
Net realized and unrealized gain (loss)	1.68	(2.15)	.09
Total from investment operations	1.80	(2.00)	.15
Distributions from:
Net investment income	(.15)	(.04)	(.10)
Net realized gain	—	—	—
Total distributions	(.15)	(.04)	(.10)
Total increase (decrease) in net asset value	1.65	(2.04)	0.05
Net asset value, ending	$13.49	$11.84	$13.88

Total return*	15.34%	(14.47%)	1.08%
Ratios to average net assets: A
Net investment income	.96%	1.03%	.46%
Total expenses	1.84%	1.80%	1.83%
Expenses before offsets	1.80%	1.80%	1.80%
Net expenses	1.80%	1.80%	1.80%
Portfolio turnover	43%	49%	133%
Net assets, ending (in thousands)	$183,588	$173,936	$245,309

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008
Net asset value, beginning		$15.31	$25.57
Income from investment operations:
Net investment income		.11	.37
Net realized and unrealized gain (loss)		(1.19)	(8.46)
Total from investment operations		(1.08)	(8.09)
Distributions from:
Net investment income		(.37)	(.24)
Net realized gain		(.03)	(1.93)
Total distributions		(.40)	(2.17)
Total increase (decrease) in net asset value		(1.48)	(10.26)
Net asset value, ending		$13.83	$15.31

Total return*		(6.27%)	(34.31%)
Ratios to average net assets: A
Net investment income		.99%	1.81%
Total expenses		1.87%	1.65%
Expenses before offsets		1.86%	1.63%
Net expenses		1.86%	1.63%
Portfolio turnover		135%	100%
Net assets, ending (in thousands)		$270,900	$324,091

See notes to financial highlights.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$10.48	$12.40	$12.40
Income from investment operations:
Net investment income (loss)	(.03)	(.03)	(.09)
Net realized and unrealized gain (loss)	1.49	(1.89)	.09
Total from investment operations	1.46	(1.92)	—
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	1.46	(1.92)	—
Net asset value, ending	$11.94	$10.48	$12.40

Total return*	13.93%	(15.48%)	0.00%
Ratios to average net assets: A
Net investment income (loss)	(.26%)	(.21%)	(.74%)
Total expenses	3.18%	3.02%	3.03%
Expenses before offsets	2.97%	2.97%	2.97%
Net expenses	2.97%	2.97%	2.97%
Portfolio turnover	43%	49%	133%
Net assets, ending (in thousands)	$3,607	$4,506	$6,850

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009 (z)	2008
Net asset value, beginning		$13.69	$23.11
Income from investment operations:
Net investment income (loss)		(.02)	.12
Net realized and unrealized gain (loss)		(1.06)	(7.56)
Total from investment operations		(1.08)	(7.44)
Distributions from:
Net investment income		(.18)	(.05)
Net realized gain		(.03)	(1.93)
Total distributions		(.21)	(1.98)
Total increase (decrease) in net asset value		(1.29)	(9.42)
Net asset value, ending		$12.40	$13.69

Total return*		(7.47%)	(34.97%)
Ratios to average net assets: A
Net investment income (loss)		(.26%)	.78%
Total expenses		3.12%	2.63%
Expenses before offsets		3.10%	2.61%
Net expenses		3.10%	2.60%
Portfolio turnover		135%	100%
Net assets, ending (in thousands)		$8,993	$12,512

See notes to financial highlights.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 42

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$10.26	$12.10	$12.07
Income from investment operations:
Net investment income (loss)	.01	.01	(.05)
Net realized and unrealized gain (loss)	1.45	(1.85)	.08
Total from investment operations	1.46	(1.84)	.03
Distributions from:
Net investment income	(.01)	—	—
Net realized gain	—	—	—
Total distributions	(.01)	—	—
Total increase (decrease) in net asset value	1.45	(1.84)	0.03
Net asset value, ending	$11.71	$10.26	$12.10

Total return*	14.23%	(15.21%)	0.25%
Ratios to average net assets: A
Net investment income (loss)	.05%	.12%	(.41%)
Total expenses	2.72%	2.67%	2.72%
Expenses before offsets	2.69%	2.67%	2.69%
Net expenses	2.69%	2.67%	2.69%
Portfolio turnover	43%	49%	133%
Net assets, ending (in thousands)	$15,922	$16,195	$21,942

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008
Net asset value, beginning		$13.31	$22.51
Income from investment operations:
Net investment income		.01	.19
Net realized and unrealized gain (loss)		(1.03)	(7.40)
Total from investment operations		(1.02)	(7.21)
Distributions from:
Net investment income		(.19)	(.06)
Net realized gain		(.03)	(1.93)
Total distributions		(.22)	(1.99)
Total increase (decrease) in net asset value		(1.24)	(9.20)
Net asset value, ending		$12.07	$13.31

Total return*		(7.16%)	(34.86%)
Ratios to average net assets: A
Net investment income		.07%	1.01%
Total expenses		2.79%	2.47%
Expenses before offsets		2.79%	2.45%
Net expenses		2.79%	2.45%
Portfolio turnover		135%	100%
Net assets, ending (in thousands)		$24,107	$31,475

See notes to financial highlights.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 43

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$12.70	$14.83	$14.79
Income from investment operations:
Net investment income	.24	.26	.17
Net realized and unrealized gain (loss)	1.79	(2.30)	.11
Total from investment operations	2.03	(2.04)	.28
Distributions from:
Net investment income	(.21)	(.09)	(.24)
Net realized gain	—	—	—
Total distributions	(.21)	(.09)	(.24)
Total increase (decrease) in net asset value	1.82	(2.13)	0.04
Net asset value, ending	$14.52	$12.70	$14.83

Total return*	16.16%	(13.84%)	1.91%
Ratios to average net assets: A
Net investment income	1.71%	1.74%	1.17%
Total expenses	1.09%	1.07%	1.08%
Expenses before offsets	1.06%	1.06%	1.06%
Net expenses	1.06%	1.06%	1.06%
Portfolio turnover	43%	49%	133%
Net assets, ending (in thousands)	$101,203	$89,142	$86,475

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008
Net asset value, beginning		$16.37	$27.15
Income from investment operations:
Net investment income		.22	.48
Net realized and unrealized gain (loss)		(1.29)	(8.96)
Total from investment operations		(1.07)	(8.48)
Distributions from:
Net investment income		(.48)	(.37)
Net realized gain		(.03)	(1.93)
Total distributions		(.51)	(2.30)
Total increase (decrease) in net asset value		(1.58)	(10.78)
Net asset value, ending		$14.79	$16.37

Total return*		(5.59%)	(33.84%)
Ratios to average net assets: A
Net investment income		1.80%	2.47%
Total expenses		1.08%	1.00%
Expenses before offsets		1.07%	.98%
Net expenses		1.07%	.97%
Portfolio turnover		135%	100%
Net assets, ending (in thousands)		$107,456	$118,033

See notes to financial highlights.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 44

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011	(z)
Net asset value, beginning	$12.45	$14.53
Income from investment operations:
Net investment income	.18	.24
Net realized and unrealized gain (loss)	1.77	(2.30)
Total from investment operations	1.95	(2.06)
Distributions from:
Net investment income	(.15)	(.02)
Net realized gain	—	—
Total distributions	(.15)	(.02)
Total increase (decrease) in net asset value	1.80	(2.08)
Net asset value, ending	$14.25	$12.45

Total return*	15.80%	(14.20%)
Ratios to average net assets: A
Net investment income	1.36%	1.56%
Total expenses	1.46%	1.51%
Expenses before offsets	1.39%	1.39%
Net expenses	1.39%	1.39%
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$7,535	$7,398

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2010 (z)	2009	# (z)
Net asset value, beginning	$14.34	$11.45
Income from investment operations:
Net investment income	.08	.17
Net realized and unrealized gain (loss)	.17	2.76
Total from investment operations	.25	2.93
Distributions from:
Net investment income	(.06)	(.01)
Net realized gain	—	(.03)
Total distributions	(.06)	(.04)
Total increase (decrease) in net asset value	0.19	2.89
Net asset value, ending	$14.53	$14.34

Total return*	1.73%	25.75%
Ratios to average net assets: A
Net investment income	.61%	1.52	% (a)
Total expenses	2.14%	5.91	% (a)
Expenses before offsets	1.39%	1.39	% (a)
Net expenses	1.39%	1.39	% (a)
Portfolio turnover	133%	100%
Net assets, ending (in thousands)	$2,790	$702

See notes to financial highlights.

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 45

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-
end or deferred sales charge.

# From October 31, 2008, inception.

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 46

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 47

age expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report. fInancIaL hIghLIghtS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 48

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 49

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 50

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 51

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 52

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 53

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 54

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 55

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 56

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 57

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 58

www. calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 59

*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 60

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall
2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012
3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1
4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi-
sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 6

Landmark Rules on Conflict Minerals

After a complicated and controversial two-year rulemaking process, the Securities and Exchange Commission (SEC) released final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502, which require companies to file and publish reports on their efforts to eliminate the use of “conflict minerals” that have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo (DRC).

Calvert played a leading role among investors during the rulemaking process and is pleased with the progress. However, the two- to four-year timeline for compliance and exclusion of mining companies from reporting requirements was disappointing. We will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require cars and light-duty trucks to reach the equivalent of 54.5 mpg by 2025. Experts estimate the new standards will reduce oil consumption by 12 billion barrels while saving consumers $1.7 trillion. The major U.S. automakers supported the new standards and have already begun incorporating them into future vehicles.

The higher standards should boost both the competitiveness of American automakers and U.S. policy efforts to mitigate climate change, since more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.1 Calvert has long advocated for higher standards in public testimony to Environmental Protection Agency, meetings with Obama administration officials, dialogues with the auto industry, and the media and will continue to do so.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion.

To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value. Oxfam America and Ceres joined us to create

Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 7

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. In May, this meant voting against company compensation packages 34% of the time. This includes Gilead Sciences, Safeway, and Plains Exploration and Production, all of which rewarded CEOs with high pay in 2011 despite lackluster shareholder returns.

Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident by the company’s failed hedging strategy only reinforced our decision.

Other Shareholder Advocacy Efforts

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center. Six were voted upon by shareholders, including resolutions on: -- Board diversity at Urban Outfitters, which received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

-- Disclosure of water scarcity and pollution risks at Fossil, which received 31% support. As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

-- Sustainability reports at Gentex, which received 32% support. This supplier for the automotive, aerospace, and commercial fire protection industries currently provides no information on its efforts to manage resource efficiency and environmental impacts—despite increasing demands from its key clients for sustainability data.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 8

the second phase of the assessment process.

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of their client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives—with a specific focus on fair trade and organic farming.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.3 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 9

1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.
htm

2. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert
Foundation” or “Foundation”) Community Investment Notes represented the follow-
ing percentages of Fund net assets: Calvert Capital Accumulation Fund 0.51%, Calvert
International Equity Fund 1.29%, and Calvert Small Cap Fund 0.48%. The Calvert
Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community
Investment Note Program is not a mutual fund and should not be confused with any
Calvert Investments-sponsored investment product.

3. As of September 30, 2012, Ivy Capital All Life Insurance represented 0.02% of
Calvert Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented 0% of net assets in the
Fund: Gilead Sciences, Safeway, Plains Exploration and Production, JPMorgan Chase,
Urban Outfitters, Fossil, Gentex, Yahoo, Google, Microsoft and Facebook. Holdings are
subject to change.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 10

Investment Performance

In the 12-month period ended September 30, 2012, Calvert Capital Accumulation Fund Class A shares (at NAV) returned 29.16% versus 26.69% for the Russell Midcap Growth Index. Stock selection drove the Fund’s outperformance.

Investment Climate

The U.S. markets performed strongly despite the gloomy economy. Through September 30, 2012, mid-cap stocks as measured by the Russell Mid Cap Index rose 28.03%. This is slightly under the 30.06% performance of the large-cap Russell 1000 index and 31.91% for the small-cap Russell 2000 Index for the period.

Markets staged an impressive rally in the fourth quarter of 2011, making up much of the ground lost in the third quarter. This pushed most U.S. large-cap indices into barely positive territory for the 2011, while

CALVERT CAPITAL
ACCUMULATION FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	-0.66%	29.16%
Class B	-1.32%	27.50%
Class C	-1.05%	28.11%
Class I	-0.35%	30.00%
Class Y	-0.54%	29.45%

Russell Midcap Growth
Index	-0.56%	26.69%

Lipper Mid-Cap Core
Funds Average	-0.72%	26.02%

TEN LARGEST STOCK HOLDINGS
% of Net Assets
Expedia, Inc.	3.6%
Church & Dwight Co., Inc.	3.3%
Syntel, Inc.	3.1%
Ross Stores, Inc.	3.1%
WESCO International, Inc.	3.1%
Polaris Industries, Inc.	3.0%
Wright Express Corp.	3.0%
Lender Processing Services, Inc.	2.9%
NCR Corp.	2.8%
Valmont Industries, Inc.	2.8%
Total	30.7%

ECONOMIC SECTORS
% of Total Investments

Consumer Discretionary	21.9%
Consumer Staples	6.1%
Energy	7.4%
Financials	6.9%
Health Care	9.5%
Industrials	15.7%
Information Technology	21.8%
Materials	7.3%
Telecommunication Services	1.5%
Short-Term Investments	1.9%

Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 11

mid- and small-cap benchmarks posted slight losses for the calendar year.

The year-end rally continued into the early months of 2012, but concerns over sluggish U.S. GDP growth, lingering eurozone difficulties and the likelihood of China’s slowing economy had erased most of the gains by early June. Thanks in large part to the Federal Reserve’s announcement of a third round of quantitative easing, markets bounced back in the third quarter, reaching multi-year highs despite little change in the relatively weak global economic backdrop.

Given the unprecedented amount of macroeconomic uncertainty--such as consumer deleveraging, unconventional policy actions, and austerity measures--markets have become much more economy-driven and much less driven by individual company fundamentals over the past 12 months. Consequently, correlations between stock prices have spiked, proving a difficult environment for a fundamental stock-picker.

Portfolio Strategy

Despite this backdrop, adherence to our discipline has helped the Fund perform well, both absolutely and relatively, due to our strong stock selection. While earnings growth is becoming more of a scarcity in this economic environment, high-quality growth names with attractive valuations like those in the Fund have been rewarded.

CALVERT CAPITAL
ACCUMULATION FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	23.00%
Five year	2.92%
Ten year	7.47%

CLASS B SHARES	(with max. load)
One year	22.50%
Five year	2.61%
Ten year	6.93%

CLASS C SHARES	(with max. load)
One year	27.11%
Five year	3.10%
Ten year	7.12%

CLASS I SHARES*
One year	30.00%
Five year	4.79%
Ten year	8.84%

CLASS Y SHARES**
One year	29.45%
Five year	3.99%
Ten year	8.03%

Our sector selection was modestly negative. Underweight positions in Consumer Staples and Energy helped performance while an underweight to Telecommunication Services and an overweight to Information Technology detracted. During the period, we sold 22 stocks

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

** Calvert Capital Accumulation Fund first offered Class Y Shares on January 31, 2011. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 12

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.58%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 13

and bought 23 new ones for a total of 42 holdings as of September 30, 2012.

Six stocks were sold after reaching their price target, including security service provider Brinks, fluid-handling solutions provider Colfax, and Ascena, owner of the Justice and DressBarn retail brands. All three stocks were purchased earlier in the reporting period.

Stock selection added value in Consumer stocks, Industrials, and Information Technology. In Consumer Discretionary, robust hotel bookings drove strong earnings for Expedia, a new holding that gained 96.2%.1 Another new holding, retailer Ann (formerly Ann Taylor), advanced 38.5% after adopting new merchandising and promotional strategies.

Stable volumes, pricing gains, and the integration of a recent acquisition fueled a gain of 42.2% for Ingredion in Consumer Staples. In Industrials, Wesco rose 70.5% after fears about slowing economic growth eased during the year. Information Technology holding Wright Express (83.3%) reached new highs as good transactions growth spurred consistently solid earnings.

Stock picking was weak in Health Care and Energy. A change in Aetna’s reimbursement policy for Questcor Pharmaceuticals’ main drug weighed Questcor down (-32.3%) on fears other insurers would follow suit. Energy stock Denbury Resources returned -22.1% due to the slump in crude oil prices earlier this year. Information Technology holding Lam Research (-16.3%) underperformed after softening expectations for capital expenditures prompted weak earnings and a disappointing outlook.

At the end of the reporting period, there were overweights to Information Technology, Energy, and Industrials, and underweights to the Health Care, Consumer Staples, and Consumer Discretionary sectors.

Outlook

The U.S. economy is still struggling, with low growth in gross domestic product (GDP) and high unemployment. We expect GDP growth for 2012 to barely reach 1.5%. Europe is still mired in difficulties and the rate of growth in China has ratcheted down steadily. Many deficits and other worldwide structural issues remain unaddressed.

On the other hand, continued productivity gains drove growth in U.S. corporate profits, although there are worries about the all-time highs in margins, which leaves little room to grow. Also, inflation has remained low (under 2%) and this will probably continue, thanks to weak demand and low interest rates. The U.S. housing market has stabilized, too, and is no longer such a drag on the economy.

All eyes are on the fiscal cliff--the expiration of tax cuts and implementation of mandatory budget cuts in January 2013. If a budget deal isn’t reached, we expect going over the cliff may cut 1.5% from U.S. GDP and weigh heavily on the markets, although the latter may recover as the long-term impact on the budget deficit is assessed. Even if Washington reaches a budget agreement before year-end, any deal is likely to include some tax increases and some spending cuts.

Resolution of the November elections and a return of Congress and the administration to the bargaining table would reduce the economic uncertainties. A positive budget out-

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 14

come with clear solutions to address structural imbalances could encourage businesses to start spending capital and hiring again.

Equity valuations are still reasonable by historical standards in our opinion and earnings are likely to continue growing in the mid-single digit percentages. Low potential returns on bonds make equities look attractive and flows from fixed income into equities could further boost the stock market. Demographics favor equities, too, as saving for retirement becomes a higher priority. The U.S. market is also still seen as a relatively safe haven in an unsettled world. As a result, we are optimistic about the coming year and expect U.S. equities to post high single-digit percentage returns.

October 2012

1. Individual security returns reflect total returns for period held in portfolio.

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Brinks 0%, Colfax 0%, Ascena 0%, Expedia 3.57%, Ann 2.01%, Ingredion 2.71%, Wesco
3.07%, Wright Express 3.01%, Aetna 0%, Questcor Pharmaceuticals 1.10%, Denbury Resources
2.10%, and Lam Research 1.59%. Holdings are subject to change.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 16

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$993.40	$7.43
Hypothetical	$1,000.00	$1,017.55	$7.52
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$986.80	$13.94
Hypothetical	$1,000.00	$1,010.97	$14.11
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$989.50	$11.35
Hypothetical	$1,000.00	$1,013.59	$11.49
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$996.50	$4.27
Hypothetical	$1,000.00	$1,020.72	$4.33
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$994.60	$6.33
Hypothetical	$1,000.00	$1,018.65	$6.40
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.49%, 2.81%, 2.28%, 0.86%, and 1.27% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc.
and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 18

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 97.5%	SHARES	VALUE
Aerospace & Defense - 2.4%
Cubic Corp.	130,200	$6,517,812

Auto Components - 2.5%
TRW Automotive Holdings Corp.*	152,425	6,662,497

Chemicals - 2.3%
Ecolab, Inc.	95,725	6,203,937

Communications Equipment - 1.6%
F5 Networks, Inc.*	42,025	4,400,018

Computers & Peripherals - 2.8%
NCR Corp.*	322,050	7,506,985

Consumer Finance - 2.3%
World Acceptance Corp.*	91,400	6,164,930

Containers & Packaging - 2.5%
Ball Corp.	159,900	6,765,369

Diversified Consumer Services - 3.6%
Coinstar, Inc.*	104,650	4,707,157
Sotheby’s	156,475	4,928,963
		9,636,120

Diversified Financial Services - 1.8%
IntercontinentalExchange, Inc.*	36,375	4,852,789

Electronic Equipment & Instruments - 0.9%
IPG Photonics Corp.*	43,700	2,504,010

Energy Equipment & Services - 5.3%
FMC Technologies, Inc.*	150,975	6,990,142
RPC, Inc	614,500	7,306,405
		14,296,547

Food Products - 2.7%
Ingredion, Inc.	132,575	7,312,837

Health Care Providers & Services - 6.1%
AmerisourceBergen Corp.	129,300	5,005,203
Chemed Corp.	63,175	4,377,396
WellCare Health Plans, Inc.*	123,650	6,992,407
		16,375,006

Household Products - 3.3%
Church & Dwight Co., Inc.	167,775	9,058,172

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Insurance - 2.3%
Torchmark Corp	120,800	$6,203,080

Internet & Catalog Retail - 3.6%
Expedia, Inc.	166,475	9,628,914

IT Services - 12.7%
Lender Processing Services, Inc.	285,450	7,961,200
NeuStar, Inc.*	73,100	2,926,193
Syntel, Inc.	133,175	8,311,452
Teradata Corp.*	91,125	6,871,736
Wright Express Corp.*	116,500	8,122,380
		34,192,961

Leisure Equipment & Products - 3.0%
Polaris Industries, Inc	100,500	8,127,435

Life Sciences - Tools & Services - 2.2%
Mettler-Toledo International, Inc.*	34,425	5,877,725

Machinery - 7.9%
Actuant Corp.	242,975	6,953,945
AGCO Corp.*	143,425	6,809,819
Valmont Industries, Inc.	56,775	7,465,912
		21,229,676

Media - 2.1%
Gannett Co., Inc	324,000	5,751,000

Metals & Mining - 2.5%
Reliance Steel & Aluminum Co	130,101	6,810,787

Oil, Gas & Consumable Fuels - 2.1%
Denbury Resources, Inc.*	350,950	5,671,352

Pharmaceuticals - 3.4%
Endo Health Solutions, Inc.*	195,400	6,198,088
Questcor Pharmaceuticals, Inc.*	160,700	2,972,950
		9,171,038

Road & Rail - 2.3%
Landstar System, Inc.	130,100	6,151,128

Semiconductors & Semiconductor Equipment - 1.6%
Lam Research Corp.*	134,550	4,276,672

Specialty Retail - 7.1%
ANN, Inc.*	143,525	5,415,198
Ross Stores, Inc	128,600	8,307,560
The Buckle, Inc.	122,000	5,542,460
		19,265,218

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 20

EQUITY SECURITIES - cont’d		SHARES	VALUE
Trading Companies & Distributors - 3.1%
WESCO International, Inc.*		144,525	$8,266,830

Wireless Telecommunication Services - 1.5%
MetroPCS Communications, Inc.*		342,775	4,013,895

Total Equity Securities (Cost $230,524,287)			262,894,740

		PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%		AMOUNT
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14 (b)(i)(r)		$1,419,488	1,381,815

Total High Social Impact Investments (Cost $1,419,488)			1,381,815

TIME DEPOSIT - 2.0%
State Street Bank Time Deposit, 0.113%, 10/1/12		5,207,184	5,207,184

Total Time Deposit (Cost $5,207,184)			5,207,184

TOTAL INVESTMENTS (Cost $237,150,959) - 100.0%			269,483,739
Other assets and liabilities, net - 0.0%			120,789
NET ASSETS - 100%			$269,604,528

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value authorized:
Class A: 4,992,910 shares outstanding			$123,753,916
Class B: 100,753 shares outstanding			3,750,531
Class C: 704,635 shares outstanding			15,975,540
Class I: 2,433,798 shares outstanding			75,061,832
Class Y: 255,744 shares outstanding			8,022,434
Undistributed net investment income (loss)			(977,921)
Accumulated net realized gain (loss)			11,685,416
Net unrealized appreciation (depreciation)			32,332,780

NET ASSETS			$269,604,528

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $157,015,941)		$31.45
Class B	(based on net assets of $2,706,595)		$26.86
Class C	(based on net assets of $18,630,184)		$26.44
Class I	(based on net assets of $83,180,972)		$34.18
Class Y (based on net assets of $8,070,836 )			$31.56

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 21

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14	7/1/11	$1,419,488

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 0.5% of the net assets of the fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 22

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,594,981
Interest income	19,529
Total investment income	1,614,510

Expenses:
Investment advisory fee	1,532,161
Transfer agency fees	486,651
Administrative fees	507,918
Distribution Plan expenses:
Class A	374,604
Class B	31,577
Class C	166,597
Directors’ fees and expenses	30,132
Custodian fees	46,147
Registration fees	63,836
Reports to shareholders	111,596
Professional fees	25,406
Miscellaneous	18,911
Total expenses	3,395,536
Reimbursement from Advisor:
Class I	(13,480)
Fees paid indirectly	(129)
Net expenses	3,381,927

NET INVESTMENT INCOME (LOSS)	(1,767,417)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	19,756,800
Change in unrealized appreciation (depreciation)	34,310,824

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS	54,067,624

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$52,300,207

See notes to financial statements.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($1,767,417)	($1,702,926)
Net realized gain (loss)	19,756,800	18,650,994
Change in unrealized appreciation (depreciation)	34,310,824	(19,460,051)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	52,300,207	(2,511,983)

Distributions to shareholders from:
Net realized gain:
Class A shares	(9,051,155)	—
Class B shares	(249,905)	—
Class C shares	(1,132,502)	—
Class I shares	(1,797,811)	—
Class Y shares	(658,920)	—
Total distributions	(12,890,293)	—

Capital share transactions:
Shares sold:
Class A shares	36,446,423	59,940,757
Class B shares	92,690	241,968
Class C shares	4,353,427	3,176,561
Class I shares	66,419,562	10,568,924
Class Y shares	8,156,137	10,193,935
Shares issued from merger (See Note F):
Class A shares	—	32,646,286
Class C shares	—	2,759,872
Class I shares	—	8,070,394
Reinvestment of distributions:
Class A shares	8,386,664	—
Class B shares	242,281	—
Class C shares	930,598	—
Class I shares	1,269,766	—
Class Y shares	512,505	—
Redemption fees:
Class A shares	5,080	15,550
Class C shares	11	440
Class I shares	487	—
Shares redeemed:
Class A shares	(42,921,921)	(50,165,739)
Class B shares	(1,309,090)	(1,562,363)
Class C shares	(2,194,144)	(2,443,505)
Class I shares	(13,311,711)	(4,090,555)
Class Y shares	(10,853,081)	(231,468)
Total capital share transactions	56,225,684	69,121,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	95,635,598	66,609,074

See notes to financial statements.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
NET ASSETS	2012	2011
Beginning of year	$173,968,930	$107,359,856
End of year (including net investment loss
of $977,921 and $0, respectively)	$269,604,528	$173,968,930

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,205,547	1,918,581
Class B shares	3,733	9,114
Class C shares	170,053	121,251
Class I shares	2,040,204	336,732
Class Y shares	265,544	313,620
Shares issued from merger (See Note F):
Class A shares	—	1,182,147
Class C shares	—	115,716
Class I shares	—	273,543
Reinvestment of distributions:
Class A shares	294,165	—
Class B shares	9,845	—
Class C shares	38,566	—
Class I shares	41,199	—
Class Y shares	17,951	—
Shares redeemed:
Class A shares	(1,458,279)	(1,624,948)
Class B shares	(50,530)	(59,235)
Class C shares	(85,911)	(93,452)
Class I shares	(404,418)	(121,931)
Class Y shares	(333,904)	(7,467)
Total capital share activity	1,753,765	2,363,671

See notes to financial statements.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratifica-

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 26

tion by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 27

good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $1,381,815, or 0.5% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2012:

		VALUATION INPUTS

Investments In Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$262,894,740	—	—	$262,894,740
Other debt obligations		$6,588,999	—	6,588,999
TOTAL	$262,894,740	$6,588,999	—	$269,483,739

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statement of Net Assets.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 28

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 29

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $149,017 was payable at year end. In addition, $58,391 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.59%, 2.59%, .86%, and 1.44% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Classes A, B, C, and Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $46,964 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $50,814 was payable at year end.

CID received $53,068 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $102,596 for the year ended September 30, 2012. Under the terms of the agreement, $8,382 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c) (3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 30

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $187,869,525 and $143,562,733, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	AMOUNT
30-Sep-16	($2,705,864)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net ordinary losses of $977,921 incurred from January 1, 2012 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$42,663,067
Unrealized (depreciation)	(10,641,351)
Net unrealized appreciation/(depreciation)	$32,021,716

Undistributed long term capital gain	$14,702,344
Capital loss carryforward	($2,705,864)

Federal income tax cost of investments	$237,462,023

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 31

The tax character of dividends and distributions for the years ended September 30, 2012 and September 30, 2011 was as follows:

Distributions paid from:	2012	2011
Long term capital gain	$12,890,293	—
Total	$12,890,293	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, deferral of post December net operating losses, and capital loss carryover limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to net operating losses.

Undistributed net investment income	$789,496
Accumulated net realized gain(loss)	(789,496)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$23,011	1.41%	$2,015,058	October 2011

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 32

NOTE F – REORGANIZATION

On July 29, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert Mid Cap Value Fund (“Mid Cap Value”) for shares of the acquiring portfolio, Calvert Capital Accumulation Fund (“Capital Accumulation”) and the assumption of the liabilities of Mid Cap Value. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

		ACQUIRING
MERGED PORTFOLIO	SHARES	PORTFOLIO	SHARES	VALUE
Mid Cap Value, Class A	1,893,904	Capital Accum., Class A	1,182,147	$32,646,286
Mid Cap Value, Class C	168,591	Capital Accum., Class C	115,716	$2,759,872
Mid Cap Value, Class I	453,854	Capital Accum., Class I	273,543	$8,070,394

For financial reporting purposes, assets received and shares issued by Capital Accumulation were recorded at fair value; however, the cost basis of the investments received from Mid Cap Value were carried forward to align ongoing reporting of Capital Accumulation’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
		APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
Mid Cap Value	$43,476,552	$4,028,812	Capital Accum.	$117,367,809

Assuming the acquisition had been completed on October 1, 2010, Capital Accumulation’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	($1,710,846)	(a)
Net realized and change in unrealized gain (loss) on investments	$2,329,269	(b)
Net increase (decrease) in assets from operations	$618,423

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 33

Because Capital Accumulation and Mid Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Mid Cap Value that have been included in Capital Accumulation’s Statement of Operations since November 29, 2010.

(a) ($1,702,926) as reported, plus ($7,920), from Mid Cap Value pre-merger.

(b) ($809,057) as reported, plus $3,138,326 from Mid Cap Value pre-merger.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 34

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$26.00	$24.93	$20.71
Income from investment operations:
Net investment income (loss)	(.26)	(.28)	(.25)
Net realized and unrealized gain (loss)	7.64	1.35	4.47
Total from investment operations	7.38	1.07	4.22
Distributions from:
Net realized gain	(1.93)	—	—
Total distributions	(1.93)	—	—
Total increase (decrease) in net asset value	5.45	1.07	4.22
Net asset value, ending	$31.45	$26.00	$24.93

Total return*	29.16%	4.29%	20.38%
Ratios to average net assets: A
Net investment income (loss)	(.85%)	(.93%)	(1.08%)
Total expenses	1.53%	1.58%	1.76%
Expenses before offsets	1.53%	1.58%	1.76%
Net expenses	1.53%	1.58%	1.76%
Portfolio turnover	63%	65%	87%
Net assets, ending (in thousands)	$157,016	$128,755	$86,635

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$23.00	$28.11
Income from investment operations:
Net investment income (loss)		(.17)	(.21)
Net realized and unrealized gain (loss)		(2.12)	(4.49)
Total from investment operations		(2.29)	(4.70)
Distributions from:
Net realized gain		—	(.41)
Total distributions		—	(.41)
Total increase (decrease) in net asset value		(2.29)	(5.11)
Net asset value, ending		$20.71	$23.00

Total return*		(9.96%)	(16.97%)
Ratios to average net assets: A
Net investment income (loss)		(.92%)	(.79%)
Total expenses		1.88%	1.66%
Expenses before offsets		1.88%	1.66%
Net expenses		1.88%	1.65%
Portfolio turnover		72%	49%
Net assets, ending (in thousands)		$72,289	$85,195

See notes to financial highlights.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 35

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$22.72	$22.03	$18.50
Income from investment operations:
Net investment income (loss)	(.55)	(.55)	(.53)
Net realized and unrealized gain (loss)	6.62	1.24	4.06
Total from investment operations	6.07	.69	3.53
Distributions from:
Net realized gain	(1.93)	—	—
Total distributions	(1.93)	—	—
Total increase (decrease) in net asset value	4.14	.69	3.53
Net asset value, ending	$26.86	$22.72	$22.03

Total return*	27.50%	3.13%	19.08%
Ratios to average net assets: A
Net investment income (loss)	(2.12%)	(2.07%)	(2.17%)
Total expenses	2.80%	2.72%	2.84%
Expenses before offsets	2.80%	2.72%	2.84%
Net expenses	2.80%	2.71%	2.84%
Portfolio turnover	63%	65%	87%
Net assets, ending (in thousands)	$2,707	$3,129	$4,138

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009	2008
Net asset value, beginning		$20.78	$25.66
Income from investment operations:
Net investment income (loss)		(.39)	(.47)
Net realized and unrealized gain (loss)		(1.89)	(4.00)
Total from investment operations		(2.28)	(4.47)
Distributions from:
Net realized gain		—	(.41)
Total distributions		—	(.41)
Total increase (decrease) in net asset value		(2.28)	4.88
Net asset value, ending		$18.50	$20.78

Total return*		(10.97%)	(17.70%)
Ratios to average net assets: A
Net investment income (loss)		(2.04%)	(1.73%)
Total expenses		2.99%	2.57%
Expenses before offsets		2.99%	2.57%
Net expenses		2.99%	2.56%
Portfolio turnover		72%	49%
Net assets, ending (in thousands)		$4,793	$7,803

See notes to financial highlights.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 36

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$22.29	$21.55	$18.05
Income from investment operations:
Net investment income (loss)	(.42)	(.46)	(.39)
Net realized and unrealized gain (loss)	6.50	1.20	3.89
Total from investment operations	6.08	.74	3.50
Distributions from:
Net realized gain	(1.93)	—	—
Total distributions	(1.93)	—	—
Total increase (decrease) in net asset value	4.15	.74	3.50
Net asset value, ending	$26.44	$22.29	$21.55

Total return*	28.11%	3.43%	19.39%
Ratios to average net assets: A
Net investment income (loss)	(1.64%)	(1.79%)	(1.87%)
Total expenses	2.33%	2.44%	2.54%
Expenses before offsets	2.33%	2.44%	2.54%
Net expenses	2.33%	2.44%	2.54%
Portfolio turnover	63%	65%	87%
Net assets, ending (in thousands)	$18,630	$12,973	$9,449

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$20.20	$24.93
Income from investment operations:
Net investment income (loss)		(.28)	(.38)
Net realized and unrealized gain (loss)		(1.87)	(3.94)
Total from investment operations		(2.15)	(4.32)
Distributions from:
Net realized gain		—	(.41)
Total distributions		—	(.41)
Total increase (decrease) in net asset value		(2.15)	(4.73)
Net asset value, ending		$18.05	$20.20

Total return*		(10.64%)	(17.62%)
Ratios to average net assets: A
Net investment income (loss)		(1.75%)	(.157%)
Total expenses		2.71%	2.42%
Expenses before offsets		2.71%	2.42%
Net expenses		2.70%	2.42%
Portfolio turnover		72%	49%
Net assets, ending (in thousands)		$8,287	$10,252

See notes to financial highlights.

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 37

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$27.94	$26.59	$21.89
Income from investment operations:
Net investment income (loss)	(.05)	(.06)	(.04)
Net realized and unrealized gain (loss)	8.22	1.41	4.74
Total from investment operations	8.17	1.35	4.70
Distributions from:
Net realized gain	(1.93)	—	—
Total distributions	(1.93)	—	—
Total increase (decrease) in net asset value	6.24	1.35	4.70
Net asset value, ending	$34.18	$27.94	$26.59

Total return*	30.00%	5.08%	21.47%
Ratios to average net assets: A
Net investment income (loss)	(.16%)	(.20%)	(.19%)
Total expenses	.88%	.99%	1.12%
Expenses before offsets	.86%	.86%	.86%
Net expenses	.86%	.86%	.86%
Portfolio turnover	63%	65%	87%
Net assets, ending (in thousands)	$83,181	$21,144	$7,138

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009	2008
Net asset value, beginning		$24.06	$29.16
Income from investment operations:
Net investment income		.02	**
Net realized and unrealized gain (loss)		(2.19)	(4.96)
Total from investment operations		(2.17)	(4.96)
Distributions from:
Net realized gain		—	(.41)
Total distributions		—	(.41)
Total increase (decrease) in net asset value		(2.17)	(5.10)
Net asset value, ending		$21.89	$24.06

Total return*		(9.02%)	(16.31%)
Ratios to average net assets: A
Net investment income		.10%	.01%
Total expenses		1.28%	1.18%
Expenses before offsets		.86%	.87%
Net expenses		.86%	.86%
Portfolio turnover		72%	49%
Net assets, ending (in thousands)		$3,837	$3,573

See notes to financial highlights.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 38

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011	(z) #
Net asset value, beginning	$26.03	$29.79
Income from investment operations:
Net investment income (loss)	(.18)	(.15)
Net realized and unrealized gain (loss)	7.64	(3.61)
Total from investment operations	7.46	(3.76)
Distributions from:
Net realized gain	(1.93)	—
Total distributions	(1.93)	—
Total increase (decrease) in net asset value	5.53	(3.76)
Net asset value, ending	$31.56	$26.03

Total return*	29.45%	(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(.59%)	(.74	%) (a)
Total expenses	1.29%	1.49	% (a)
Expenses before offsets	1.29%	1.44	% (a)
Net expenses	1.29%	1.44	% (a)
Portfolio turnover	63%	65	%***
Net assets, ending (in thousands)	$8,071	$7,968

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

*** Portfolio turnover is not annualized for periods less than one year.

# From January 31, 2011, inception.

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 39

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 40

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 41

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 42

This page intentionally left blank.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 44

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 45

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 46

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 47

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 48

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 49

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 50

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 51

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 52

www. calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 53

*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 54

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall
2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,”July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012
3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1
4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi-
sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 6

Landmark Rules on Conflict Minerals

After a complicated and controversial two-year rulemaking process, the Securities and Exchange Commission (SEC) released final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502, which require companies to file and publish reports on their efforts to eliminate the use of “conflict minerals” that have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo (DRC).

Calvert played a leading role among investors during the rulemaking process and is pleased with the progress. However, the two- to four-year timeline for compliance and exclusion of mining companies from reporting requirements was disappointing. We will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require cars and light-duty trucks to reach the equivalent of 54.5 mpg by 2025. Experts estimate the new standards will reduce oil consumption by 12 billion barrels while saving consumers $1.7 trillion. The major U.S. automakers supported the new standards and have already begun incorporating them into future vehicles.

The higher standards should boost both the competitiveness of American automakers and U.S. policy efforts to mitigate climate change, since more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.1 Calvert has long advocated for higher standards in public testimony to Environmental Protection Agency, meetings with Obama administration officials, dialogues with the auto industry, and the media and will continue to do so.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion.

To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value. Oxfam America and Ceres joined us to create

Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 7

Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. In May, this meant voting against company compensation packages 34% of the time. This includes Gilead Sciences, Safeway, and Plains Exploration and Production, all of which rewarded CEOs with high pay in 2011 despite lackluster shareholder returns.

Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident by the company’s failed hedging strategy only reinforced our decision.

Other Shareholder Advocacy Efforts

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center. Six were voted upon by shareholders, including resolutions on: -- Board diversity at Urban Outfitters, which received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

-- Disclosure of water scarcity and pollution risks at Fossil, which received 31% support. As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

-- Sustainability reports at Gentex, which received 32% support. This supplier for the automotive, aerospace, and commercial fire protection industries currently provides no information on its efforts to manage resource efficiency and environmental impacts—despite increasing demands from its key clients for sustainability data.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 8

In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of their client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives—with a specific focus on fair trade and organic farming.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.3 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 9

1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.
htm

2. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert
Foundation” or “Foundation”) Community Investment Notes represented the follow-
ing percentages of Fund net assets: Calvert Capital Accumulation Fund 0.51%, Calvert
International Equity Fund 1.29%, and Calvert Small Cap Fund 0.48%. The Calvert
Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community
Investment Note Program is not a mutual fund and should not be confused with any
Calvert Investments-sponsored investment product.

3. As of September 30, 2012, Ivy Capital All Life Insurance represented 0.02% of
Calvert Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented 0% of net assets in the
Fund: Gilead Sciences, Safeway, Plains Exploration and Production, JPMorgan Chase,
Urban Outfitters, Fossil, Gentex, Yahoo, Google, Microsoft and Facebook. Holdings are
subject to change.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 10

Investment Performance

For the 12-month period ended September 30, 2012, Calvert International Opportunities Fund Class A Shares (at NAV) posted a return of 20.52%, outperforming the MSCI EAFE Small/Mid Cap Index’s return of 12.84% due to very strong stock selection.

Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some policy steps toward mitigation of the sovereign debt crisis in Europe provided support for equities worldwide during the fiscal year. Global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off their lows posted last fall, albeit on low volume.

For the trailing 12-month period, the Standard and Poor’s (S&P) 500, Russell 1000, and Russell 2000 Indices returned 30.20%, 30.06%, and 31.91% respectively. Negative headwinds from the eurozone and an economic slowdown in China led to a

CALVERT INTERNATIONAL
OPPORTUNITIES FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	2.36%	20.52%
Class C	1.82%	19.31%
Class I	2.49%	20.89%
Class Y	2.40%	20.69%

MSCI EAFE Small/Mid
Cap Index	-1.34%	12.84%

Lipper International
Small/Mid-Cap Core
Funds Average	-2.05%	13.69%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	16.7%
Consumer Staples	10.0%
Energy	3.4%
Financials	27.1%
Health Care	4.5%
Industrials	20.9%
Information Technology	7.8%
Materials	5.6%
Short-Term Investments	1.4%
Telecommunication Services	1.8%
Utilities	0.8%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 11

divergence in performance by international stocks with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

Value stocks slightly outperformed growth stocks during the fiscal year, and within the Russell 1000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged.

The U.S. economy continued to proceed on the path of gradual recovery. The U.S. corporate sector remained strong and provided some upside surprises for investors. The top-line numbers driven by the economic recovery were encouraging. Improvement in employment numbers were also a welcome, positive sign, though the decline in the unemployment rate was, unfortunately, primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to the especially accommodative monetary policy in the U.S., helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

The manufacturing sector continued to provide a boost to employment and the U.S. economy, but accelerating recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. GDP. Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. More recently, the service sector has been showing signs of improvement. Consumer spending patterns remained promising and consumer confidence, helped by strength in the housing market, a falling unemployment rate, and improving equity markets, has also shown signs of improvement.

The U.S. housing market continued its bottoming-out process into early 2012 and showed significant improvement in the second and third quarters of 2012. With mortgage rates at record lows, housing activity picked up throughout the fiscal year. Housing can provide a positive surprise for the U.S. economy and equity markets through the powerful multiplier effect it can have on the consumer and, therefore, the economy.

The stance of the Federal Reserve (Fed) remained that it was ready to act should economic conditions in the U.S. deteriorate. This so-called “Bernanke put” provided support for U.S. equity markets throughout the fiscal year with investors believing the Fed would provide future liquidity injections in the event the economy faltered. A third

CALVERT INTERNATIONAL
OPPORTUNITIES FUND
September 30, 2012
TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Cie Generale des Etablissements
Michelin	2.0%
Namco Bandai Holdings, Inc.	1.8%
Catlin Group Ltd.	1.8%
Secom Co. Ltd.	1.6%
NV Bekaert SA	1.6%
Buzzi Unicem SpA	1.5%
Nexans SA	1.4%
Rhoen Klinikum AG	1.4%
Ashtead Group plc	1.4%
Industrivarden AB	1.4%
Total	15.9%

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 12

round of quantitative easing (QE3) materialized in September with the Federal Reserve’s Open Market Committee (FOMC) announcing an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market were seen. This came on top of the FOMC’s announcement earlier in the year to extend “Operation Twist” in an effort to further reduce long-term interest rates.

With global economic challenges keeping inflation in check, policymakers around the globe also continued their efforts toward easing monetary policies. On the flip side, the easing cycle has been inflating the balance sheets of the world’s six biggest central banks, which have more than doubled since 2006.

In the eurozone, the economic picture looked increasingly grim throughout the fiscal year, with peripheral economies firmly in a recessionary spiral and core economies coming under stress. Manufacturing in the region continued to fall deeper into contraction territory while consumer confidence in the eurozone reached its lowest level since early 2009 and the unemployment rate hit a record high.

As we anticipated, markets seemed to overestimate the efficacy of the policy action in Europe and underestimated the possibility of a more severe economic recession in the eurozone.

China cut its economic growth target from 8.0% to 7.5% during the first quarter of 2012, signaling the country’s need to transition from an export-driven to a more sustainable, consumer-driven, economic model. Nevertheless, the Chinese economy continued to decelerate during the fiscal year as foreign direct investment (FDI), one of the major drivers of economic growth in China, continued to decline and China’s HSBC Manufacturing Purchasing Managers Index (PMI) was in contraction territory for 11 consecutive months as exports continued to weaken.

A slower inflation trend allowed the Chinese government to reposition its economic policy from contractionary for most of 2011 to stimulative. A hard landing in China is not out of the question and could significantly impact global growth while making the overall macroeconomic backdrop riskier for the next several quarters.

Portfolio Strategy

Strong stock selection drove the Fund’s outperformance. This positive turnaround was attributable to the manager change that took place in September 2011. The Fund’s Board of Directors approved the recommendation for a change to a multi-manager fund with Advisory Research, Inc. and Trilogy Global Investors as the two subadvisors. The two managers have both outperformed the Fund benchmark for the one-year period.

The Fund’s stock selection was positive across all sectors except Consumer Staples and Energy. Financials was the strongest sector, with holdings in commercial banks and insurance among the best performers for the year. Names like Beazley, Catlin Group, Industrivaerden, and Banco Latinoamericano do Comercio were top performers in the sector. Stock selection was also very strong in Materials, Consumer Discretionary, and Industrials, with Ashtead Group and Neo Material Technologies two top contributors to the Fund. On the negative side, Fook Woo Group Holdings was a major detractor after

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 13

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.21%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 14

fraudulent activities at that company led to an extended halt in trading and a fair valuation adjustment.

Sector selection made a slight positive contribution with the Fund’s overweight to Financials and underweight to Materials as the top-contributing factors to performance at the sector level.

From a country allocation standpoint, stock selection was strongest in Western Europe, specifically the United Kingdom. The Fund’s underweight to Japan was also a benefit to the Fund.

CALVERT INTERNATIONAL
OPPORTUNITIES FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	14.76%
Five year	-4.37%
Since inception (5/31/2007)	-3.73%

CLASS C SHARES	(with max. load)
One year	18.43%
Five year	-4.24%
Since inception (7/31/2007)	-3.41%

CLASS I SHARES
One year	20.89%
Five year	-3.03%
Since inception (5/31/2007)	-2.42%

CLASS Y SHARES*
One year	20.69%
Five year	-3.29%
Since inception (5/31/2007)	-2.70%

*Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months. However, once we have more visibility into the “fiscal cliff” scenarios, market participants may feel better about investing in risky assets for the long term.

We see continued challenges in the global macro backdrop leaving equity markets vulnerable to negative news, especially given that most of the positive catalysts are out and the markets had a healthy run through September 30, 2012. Any negative news from Europe or China or a soft earnings season in the U.S. will likely trigger a risk aversion trade.

October 2012

As of September 30, 2012, the following holdings contributed to the following percentages of Portfolio net assets: Beazley 1.34%, Catlin Group 1.78%, Industrivaerden 1.37%, Banco Latinoamericano 1.19%, Ashtead Group 1.39%, Neo Material Technologies 0%, and Fook Woo Group 0.23%. Holdings are subject to change.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 15

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 16

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,023.60	$8.40
Hypothetical	$1,000.00	$1,016.70	$8.37
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,018.20	$12.61
Hypothetical	$1,000.00	$1,012.50	$12.58
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,024.90	$6.07
Hypothetical	$1,000.00	$1,019.00	$6.06
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,024.00	$7.13
Hypothetical	$1,000.00	$1,017.95	$7.11
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.20%, and 1.41% for Class A, Class C , Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund: We have audited the accompanying statement of net assets of Calvert International Opportunities Fund (the Fund), a series of Calvert World Values Fund, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 18

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 95.5%	SHARES	VALUE
Australia - 2.0%
Crown Ltd.	52,372	$495,053
Sims Metal Management Ltd	29,600	294,556
		789,609

Austria - 2.6%
AMAG Austria Metall AG (e)	11,840	324,244
EVN AG	22,710	316,363
IMMOFINANZ AG*	115,500	419,211
		1,059,818

Belgium - 2.3%
NV Bekaert SA	21,120	608,385
Umicore SA	6,021	314,874
		923,259

Brazil - 1.7%
All America Latina Logistica SA	37,533	155,084
GP Investments Ltd. (BDR)*	70,438	150,733
MRV Engenharia e Participacoes SA	28,081	167,952
Totvs SA	9,994	207,508
		681,277

China - 0.9%
Mindray Medical International Ltd. (ADR)	10,455	351,393

Denmark - 1.4%
D/S Norden A/S	20,379	544,035

Finland - 0.8%
Ramirent Oyj	40,474	325,234

France - 5.8%
Cie Generale des Etablissements Michelin, Common Series B	9,698	760,094
Eutelsat Communications SA	8,000	257,294
Nexans SA	11,980	562,814
Societe BIC SA	2,038	246,357
Vallourec SA	12,200	516,839
		2,343,398

Germany - 9.3%
Asian Bamboo AG	18,220	142,357
Deutz AG*	58,318	262,353
Hugo Boss AG	3,995	351,842
Jungheinrich AG, Preferred	13,840	458,821
Krones AG	9,195	492,328
KUKA AG*	14,784	425,775

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Germany - Cont’d
Rational AG	1,376	$345,068
Rhoen Klinikum AG	28,360	558,605
Wacker Neuson SE	24,393	344,669
Wirecard AG	15,799	362,989
		3,744,807

Hong Kong - 0.7%
Digital China Holdings Ltd.	119,105	189,854
Fook Woo Group Holdings Ltd. (b)*	1,776,000	93,932
		283,786

Italy - 2.1%
Buzzi Unicem SpA	53,021	587,277
Piaggio & C SpA	108,366	246,329
		833,606

Japan - 20.5%
Amada Co. Ltd.	51,000	223,845
Autobacs Seven Co. Ltd	3,800	172,395
Azbil Corp.	23,500	473,197
Chugoku Marine Paints Ltd.	79,000	381,211
Credit Saison Co. Ltd.	18,902	457,752
Daiichikosho Co. Ltd.	10,024	241,209
Doshisha Co. Ltd	11,400	331,671
FamilyMart Co. Ltd	7,029	346,398
Hogy Medical Co. Ltd	4,400	236,602
Hokuto Corp.	25,600	542,752
Makita Corp.	10,529	409,431
Namco Bandai Holdings, Inc	42,100	714,274
Ono Pharmaceutical Co. Ltd.	7,200	443,994
Secom Co. Ltd.	12,200	637,243
Stanley Electric Co. Ltd.	27,637	410,015
Star Micronics Co. Ltd.	25,500	245,444
Start Today Co. Ltd	24,021	345,271
The Bank of Yokohama Ltd	76,300	363,287
Tokyo Electron Ltd	9,000	384,048
Toyota Industries Corp	17,500	490,728
Yamaha Corp.	40,100	372,592
		8,223,359

Malaysia - 2.7%
Guoco Group Ltd.	30,000	270,052
New Britain Palm Oil Ltd.	29,870	299,960
PureCircle Ltd.*	151,388	525,071
		1,095,083

Netherlands - 2.6%
Koninklijke Ahold NV	43,423	544,165
Wereldhave NV	8,720	485,113
		1,029,278

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Norway - 4.2%
Aker ASA	10,558	$342,568
Awilco LNG AS*	22,400	77,369
Electromagnetic GeoServices ASA*	161,242	395,191
Golar LNG Ltd	3,700	142,783
Opera Software ASA	69,505	444,973
Yara International ASA	5,391	269,900
		1,672,784

Panama - 1.2%
Banco Latinoamericano de Exportaciones SA	21,582	476,746

Puerto Rico - 0.6%
Oriental Financial Group, Inc	24,157	254,132

Russia - 0.7%
Eurasia Drilling Co. Ltd. (GDR)	8,633	284,889

Singapore - 1.0%
Ascendas India Trust	657,500	410,167

South Korea - 5.2%
Daum Communications Corp.	2,317	236,615
Dongbu Insurance Co. Ltd.	4,824	210,074
Mando Corp.	1,533	212,414
Mirae Asset Securities Co. Ltd.	14,860	452,582
NongShim Co. Ltd.	2,046	488,753
Samsung Card Co. Ltd.	13,900	500,884
		2,101,322

Sweden - 2.4%
Industrivarden AB, C Shares	38,577	552,132
Intrum Justitia AB	27,998	409,247
		961,379

Switzerland - 3.9%
GAM Holding AG*	38,800	505,638
Sonova Holding AG*	1,559	157,641
Swiss Life Holding AG*	3,305	393,436
Valiant Holding*	5,955	517,895
		1,574,610

Taiwan - 0.8%
Hiwin Technologies Corp	23,795	174,524
Synnex Technology International Corp.	70,143	158,886
		333,410

Thailand - 0.2%
Thanachart Capital PCL:
Common	74,136	90,924
Foreign	3,500	4,292
		95,216

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 21

EQUITY SECURITIES - cont’d	SHARES	VALUE
United Arab Emirates - 1.1%
Polarcus Ltd.*	396,701	$431,817

United Kingdom - 18.8%
Admiral Group plc	24,018	407,994
Ashtead Group plc	106,550	556,568
Beazley plc	198,077	536,823
Catlin Group Ltd	92,982	713,543
Close Brothers Group plc	31,503	423,590
Colt Group SA*	163,027	313,227
Debenhams plc	182,114	300,837
Dialight plc	8,330	161,524
Homeserve plc	95,848	324,706
Inmarsat plc	40,053	381,220
International Personal Finance plc	86,109	416,316
Investec plc	75,600	466,367
J Sainsbury plc	96,991	543,719
Lancashire Holdings Ltd.	27,379	363,722
N Brown Group plc	34,482	152,806
NCC Group plc	10,900	163,090
Provident Financial plc	16,355	362,251
Whitbread plc	13,165	481,673
William Morrison Supermarkets plc	102,880	473,335
		7,543,311

Total Equity Securities (Cost $35,058,411)		38,367,725

	PRINCIPAL
TIME DEPOSIT - 1.3%	AMOUNT
State Street Bank Time Deposit, 0.113%, 10/1/12	$538,844	538,844

Total Time Deposit (Cost $538,844)		538,844

TOTAL INVESTMENTS (Cost $35,597,255) - 96.8%		38,906,569
Other assets and liabilities, net - 3.2%		1,271,091
NET ASSETS - 100%		$40,177,660

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 22

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $.01 par value shares authorized:
Class A: 2,177,288 shares outstanding		$29,325,874
Class C: 192,128 shares outstanding		2,383,557
Class I: 708,776 shares outstanding		9,142,345
Class Y: 137,158 shares outstanding		1,595,533
Undistributed net investment income		292,411
Accumulated net realized gain (loss) on investments and foreign currency transactions		(5,867,265)
Net unrealized appreciation (depreciation) on investments, foreign
currencies and assets and liabilities denominated in foreign currencies		3,305,205

NET ASSETS		$40,177,660

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $27,406,005)	$12.59
Class C	(based on net assets of $2,362,982)	$12.30
Class I	(based on net assets of $8,770,836)	$12.37
Class Y	(based on net assets of $1,637,837)	$11.94

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
BDR: Brazilian Depositary Receipts
GDR: Global Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 23

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $76,089)	$967,361
Interest income	462
Total investment income	967,823

Expenses:
Investment advisory fee	277,186
Transfer agency fees and expenses	113,958
Distribution Plan expenses:
Class A	63,821
Class C	19,938
Directors’ fees and expenses	4,308
Administrative fees	110,056
Accounting fees	5,367
Custodian fees	101,617
Registration fees	45,501
Reports to shareholders	33,706
Professional fees	20,959
Miscellaneous	9,151
Total expenses	805,568
Reimbursement from Advisor:
Class A	(175,316)
Class C	(22,921)
Class I	(28,084)
Class Y	(16,460)
Fees paid indirectly	(428)
Net expenses	562,359

NET INVESTMENT INCOME	405,464

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,138,162
Foreign currency transactions	(21,869)
2,116,293

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	3,931,468
Assets and liabilities denominated in foreign currencies	(3,273)
3,928,195

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,044,488

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,449,952

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$405,464	$301,471
Net realized gain (loss)	2,116,293	(1,779,213)
Change in unrealized appreciation (depreciation)	3,928,195	(4,911,995)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,449,952	(6,389,737)

Distributions to shareholders from:
Net investment income:
Class A shares	(280,956)	(76,759)
Class C shares	(1,891)	—
Class I shares	(52,830)	(28,795)
Class Y shares	(15,544)	(1,938)
Total distributions	(351,221)	(107,492)

Capital share transactions:
Shares sold:
Class A shares	6,153,061	15,014,980
Class C shares	496,718	782,420
Class I shares	4,346,352	1,099,287
Class Y shares	426,350	1,087,881
Reinvestment of distributions:
Class A shares	245,600	69,323
Class C shares	1,463	—
Class I shares	52,830	28,796
Class Y shares	10,070	852
Redemption fees:
Class A shares	900	834
Class C shares	—	315
Class Y shares	20	4
Shares redeemed:
Class A shares	(8,419,568)	(15,096,941)
Class C shares	(320,860)	(326,502)
Class I shares	(725,277)	(514,126)
Class Y shares	(586,431)	(192,271)
Total capital share transactions	1,681,228	1,954,852

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,779,959	(4,542,377)

NET ASSETS
Beginning of year	32,397,701	36,940,078
End of year (including undistributed net investment
income of $292,411 and $259,946, respectively)	$40,177,660	$32,397,701

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	527,829	1,170,709
Class C shares	42,932	61,515
Class I shares	364,209	97,690
Class Y shares	39,290	88,425
Reinvestment of distributions:
Class A shares	23,214	5,353
Class C shares	141	—
Class I shares	5,094	2,276
Class Y shares	1,005	70
Shares redeemed:
Class A shares	(726,250)	(1,242,892)
Class C shares	(28,402)	(27,013)
Class I shares	(63,421)	(41,279)
Class Y shares	(54,993)	(17,211)
Total capital share activity	130,648	97,643

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 26

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert World Values Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 27

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 28

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $93,932, or 0.2% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS

Investments In Securities	Level 1	Level 2	Level 3		Total
Equity securities*	$38,273,793	—	$93,932		$38,367,725
Other debt obligations	—	$538,844	—		538,844
TOTAL	$38,273,793	$538,844	$93,932	**	$38,906,569

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
** Level 3 securities represent 0.2% of net assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 29

recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 30

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $25,630 was payable at year end. In addition, $7,815 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $9,909 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,450 was payable at year end.

CID received $10,134 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $23,256 for the year ended September 30, 2012. Under the terms of the agreement, $1,583 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 31

Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,794,798 and $18,687,047, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($710,228)
30-Sep-18	(4,754,491)
30-Sep-19	(69,673)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$351,221	$107,492
Total	$351,221	$107,492

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,642,453
Unrealized (depreciation)	(1,881,882)
Net unrealized appreciation/(depreciation)	$2,760,571

Undistributed ordinary income	$508,281
Capital loss carryforward	($5,534,392)

Federal income tax cost of investments	$36,145,998

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 32

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions.

Undistributed net investment income	($21,778)
Accumulated net realized gain (loss)	21,869
Paid-in capital	(91)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,672	1.41%	$197,638	February 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 33

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 34

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010 (z)
Net asset value, beginning	$10.57	$12.43	$11.40
Income from investment operations:
Net investment income	.13	.10	.06
Net realized and unrealized gain (loss)	2.01	(1.93)	.97
Total from investment operations	2.14	(1.83)	1.03
Distributions from:
Net investment income	(.12)	(.03)	—
Total distributions	(.12)	(.03)	—
Total increase (decrease) in net asset value	2.02	(1.86)	1.03
Net asset value, ending	$12.59	$10.57	$12.43

Total return*	20.52%	(14.78%)	9.04%
Ratios to average net assets:A
Net investment income	1.10%	.68%	.48%
Total expenses	2.35%	2.21%	2.27%
Expenses before offsets	1.66%	1.66%	1.66%
Net expenses	1.66%	1.66%	1.66%
Portfolio turnover	56%	126%	44%
Net assets, ending (in thousands)	$27,406	$24,874	$30,062

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$11.50	$15.32
Income from investment operations:
Net investment income		.06	.17
Net realized and unrealized gain (loss)		(.10)	(3.99)
Total from investment operations		(.04)	(3.82)
Distributions from:
Net investment income		(.06)	—
Net realized gain		**	—
Total from distributions		(.06)	—
Total increase (decrease) in net asset value		(.10)	(3.82)
Net asset value, ending		$11.40	$11.50

Total return*		(.16%)	(24.93%)
Ratios to average net assets:A
Net investment income		.63%	1.22%
Total expenses		2.70%	2.81%
Expenses before offsets		1.67%	1.68%
Net expenses		1.67%	1.66%
Portfolio turnover		98%	29%
Net assets, ending (in thousands)		$21,328	$16,710

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 35

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011	2010 (z)
Net asset value, beginning	$10.32	$12.20	$11.29
Income from investment operations:
Net investment income (loss)	.04	(.01)	(.03)
Net realized and unrealized gain (loss)	1.95	(1.87)	.94
Total from investment operations	1.99	(1.88)	.91
Distributions from:
Net investment income	(.01)	—	—
Total distributions	(.01)	—	—
Total increase (decrease) in net asset value	1.98	(1.88)	.91
Net asset value, ending	$12.30	$10.32	$12.20

Total return*	19.31%	(15.41%)	8.06%
Ratios to average net assets:A
Net investment income (loss)	.30%	(.13%)	(.25%)
Total expenses	3.65%	3.48%	3.88%
Expenses before offsets	2.50%	2.50%	2.50%
Net expenses	2.50%	2.50%	2.50%
Portfolio turnover	56%	126%	44%
Net assets, ending (in thousands)	$2,363	$1,831	$1,744

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$11.39	$15.30
Income from investment operations
Net investment income (loss)		(.02)	.09
Net realized and unrealized gain (loss)		(.08)	(4.00)
Total from investment operations		(.10)	(3.91)
Distributions from:
Net realized gain		**	—
Total from distributions		**	—
Total increase (decrease) in net asset value		(.10)	(3.91)
Net asset value, ending		$11.29	$11.39

Total return*		(.82%)	(25.56%)
Ratios to average net assets:A
Net investment income (loss)		(.19%)	.67%
Total expenses		5.38%	7.55%
Expenses before offsets		2.51%	2.52%
Net expenses		2.51%	2.50%
Portfolio turnover		98%	29%
Net assets, ending (in thousands)		$823	$620

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 36

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012	2011	2010 (z)
Net asset value, beginning	$10.36	$12.17	$11.32
Income from investment operations:
Net investment income	.21	.15	.10
Net realized and unrealized gain (loss)	1.93	(1.88)	.95
Total from investment operations	2.14	(1.73)	1.05
Distributions from:
Net investment income	(.13)	(.08)	(.20)
Total distributions	(.13)	(.08)	(.20)
Total increase (decrease) in net asset value	2.01	(1.81)	.85
Net asset value, ending	$12.37	$10.36	$12.17

Total return*	20.89%	(14.32%)	9.42%
Ratios to average net assets:A
Net investment income	1.76%	1.11%	.90%
Total expenses	1.70%	1.54%	1.73%
Expenses before offsets	1.20%	1.20%	1.20%
Net expenses	1.20%	1.20%	1.20%
Portfolio turnover	56%	126%	44%
Net assets, ending (in thousands)	$8,771	$4,174	$4,190

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$11.58	$15.35
Income from investment operations:
Net investment income		.09	.25
Net realized and unrealized gain (loss)		(.14)	(4.02)
Total from investment operations		(.05)	(3.77)
Distributions from:
Net investment income		(.21)	—
Net realized gain		**	—
Total from distributions		(.21)	—
Total increase (decrease) in net asset value		(.26)	(3.77)
Net asset value, ending		$11.32	$11.58

Total return*		.26%	(24.56%)
Ratios to average net assets:A
Net investment income		1.03%	1.72%
Total expenses		2.11%	2.26%
Expenses before offsets		1.21%	1.22%
Net expenses		1.21%	1.20%
Portfolio turnover		98%	29%
Net assets, ending (in thousands)		$3,712	$3,533

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 37

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012	2011
Net asset value, beginning	$10.00	$11.72
Income from investment operations:
Net investment income	.15	.13
Net realized and unrealized gain (loss)	1.90	(1.83)
Total from investment operations	2.05	(1.70)
Distributions from:
Net investment income	(.11)	(.02)
Total distributions	(.11)	(.02)
Total increase (decrease) in net asset value	1.94	(1.72)
Net asset value, ending	$11.94	$10.00

Total return*	20.69%	(14.52%)
Ratios to average net assets:A
Net investment income	1.36%	1.04%
Total expenses	2.49%	2.68%
Expenses before offsets	1.41%	1.41%
Net expenses	1.41%	1.41%
Portfolio turnover	56%	126%
Net assets, ending (in thousands)	$1,638	$1,519

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2010 (z)	2009	#(z)
Net asset value, beginning	$11.50	$8.67
Income from investment operations:
Net investment income	.10	.13
Net realized and unrealized gain (loss)	.90	2.70
Total from investment operations	1.00	2.83
Distributions from:
Net investment income	(.78)	—
Net realized gain	—	**
Total from distributions	(.78)	**
Total increase (decrease) in net asset value	.22	2.83
Net asset value, ending	$11.72	$11.50

Total return*	9.18%	32.71%
Ratios to average net assets:A
Net investment income	.96%	1.56	% (a)
Total expenses	4.73%	21.67	% (a)
Expenses before offsets	1.41%	1.42	% (a)
Net expenses	1.41%	1.41	% (a)
Portfolio turnover	44%	90%
Net assets, ending (in thousands)	$944	$112

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 38

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
# From October 31, 2008 inception.
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-
end or deferred sales charge.
** Less than $0.01 per share.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 39

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees,

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 40

shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 41

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 42

This page intentionally left blank.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 44

www. calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 45

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 46

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 47

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 48

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 49

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 50

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 51

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 52

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 53

*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www calvert. com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 54

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$58,465		$58,465
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,460	0%	$8,460	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$66,925	0%	$66,925	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012